THE PARNASSUS Fund
                         Semiannual Report June 30, 2003
--------------------------------------------------------------------------------




Dear Shareholder:



     As of June 30, 2003, the net asset value per share (NAV) of the Parnassus Fund was $29.65, so the overall return for the second quarter was a gain of 15.77%. This compares to a gain of 15.39% for the S&P, 21.11% for the Nasdaq and 15.86% for the average multi-cap core fund followed by Lipper, Inc. For the quarter, then, we had returns that were almost identical to the S&P and the Lipper average, but we finished behind the Nasdaq which is again soaring to speculative heights.

     For the year-to-date, the Fund is up 14.97% compared to a gain of 11.76% for the S&P, 21.82% for the Nasdaq and 12.03% for the Lipper average. So we're significantly ahead of the S&P and the Lipper average, but behind the soaring Nasdaq Composite index.

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods. The total return figures are reduced by the amount of the maximum sales charge (3.5%), while the overall return figures give investment performance only. The performance figures for the average multi-cap core fund do not deduct any sales charges that may apply.



------------------------------------------------------------------------------------------------------------------------------------
Periods Ending       Average Annual       Average Annual       S&P 500         Lipper Multi-Cap        Nasdaq
June 30, 2003         Total Return        Overall Return         Index           Core Average           Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                 (0.72%)               2.89%             0.25%              (0.42%)            11.44%
Three Years             (11.49%)             (10.44%)          (11.16%)             (9.12%)           (25.48%)
Five Years                7.27%                8.03%            (1.60%)             (0.01%)            (2.72%)
Ten Years                 9.07%                9.46%            10.02%               9.19%              8.71%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.


ANALYSIS
     As you can tell by looking at the financial statements at the end of this report, as of June 30, 2003, the Fund had 79% of its assets in cash and cash equivalents. This is the highest percentage in the history of the Fund since its inception in 1985. The reason for all the cash is that we can't find enough companies selling at reasonable valuations, so rather than investing in overpriced stocks, we've chosen to hold cash. I'll talk more about this in the "Outlook and Strategy" section of the report, but first I'd like to discuss how we were able to beat the S&P for the quarter while holding so much cash.

     The answer is twofold. First, the stocks that we did hold during the quarter did very well. Second, most of the move into cash didn't begin until well into May, so we were substantially invested for half of the period.

     Twelve stocks in the portfolio each gained enough to move the NAV higher by at least 11 cents per fund share. In contrast, there was only one company that caused a substantial drop in the Fund's NAV. That company was Johnson & Johnson whose stock fell 11.8% during the quarter as it went from $57.87 to $51.07, for a decline of 10 cents in the NAV. J&J reported record first quarter profits, but the stock fell as investors focused on the company's weak pharmaceutical pipeline and new competition from Boston Scientific in the market for coated stents that prop open clogged arteries. We feel that the company's long-term prospects are solid, and it should have good earnings this year. We are keeping the stock in the portfolio.

     Fortunately, the list of winners was much longer than the single entry loser's list. Genentech was the Fund's biggest winner, adding 88 cents to the NAV as the stock rose 69.5% from $35.01 to $59.35, which was the average price we sold it for during the quarter. In May, the company announced very positive clinical data for Avastin, its cancer drug designed to shrink the blood supply to tumors. In response, Genentech's stock soared an amazing $15 per share in one day--going from about $38 to $53. Unfortunately, we sold some of our stock in the low 50's. A short time later, the stock went into the 70's where we sold the rest of it to make an average selling price of around $60. While we feel that Avastin will be a very successful product for Genentech, we think that at $70, Genentech is overvalued.

     Although I felt remorse when the stock went to $70 after I had sold some in the low 50's. I'm delighted that the stock made such a strong contribution to the Fund's return this quarter. Many years ago, someone asked financier Bernard Baruch how he had done so well in the stock market. "I sold too soon," he said.

     Cisco Systems contributed 41 cents to the NAV as the stock rose 25.1% from $12.90 at the beginning of the quarter to $16.14 which was our average selling price. Despite a 4% sales decline in the second quarter compared to the same quarter last year, Cisco reported a profit increase of 35% because of strong cost control. We sold our shares in Cisco because of a weak revenue outlook. Although we consider good cost control a very important attribute of a successful company, it can't keep increasing a company's earnings indefinitely. Sales have to increase as well. In Cisco's case, sales are not increasing so we sold the stock.

     Charles Schwab added 31 cents to the NAV as the stock jumped 43.9% from $7.22 to $10.39 where we sold our shares. In June, the company announced that second quarter profits would be at least 15% above plan due to higher trading volume. We sold the stock because it was trading over 30 times estimated 2003 earnings, and we expect trading volume to decline during the slow summer months.

     Vitesse Semiconductor, a designer of communications and storage chips, saw its stock climb 42% from $2.14 to our average selling price of $3.04. This added 31 cents to the NAV. The company's chips were designed into some new products, and this spurred hopes of a recovery. Since we don't think that the company will return to profitability until next year, we concluded that the upward move in the stock was premature, so we sold it.

     Intel had a good quarter as the stock rose 17.7% from $16.28 to our average selling price of $19.16, thereby increasing the NAV by 28 cents. The company announced chip sales for its personal computers were at the high end of its projected range for the June quarter. While Intel's business prospects are improving, the stock trades at 25 times our 2004 earnings estimate. We sold our shares since we feel this recovery is already priced into the stock.

     Target jumped 29% from $29.26 to $37.84 and increased the Fund's NAV by 24 cents. While Target's earnings per share were flat in the April quarter versus a year ago, the company is positioned for growth the rest of the year due to sales gains, cost control and an expanding credit card business.

     Agere, the communications and storage chip maker that was spun off from Lucent, added 20 cents per fund share as its stock rose 20.6% from $1.60 to our average selling price of $1.93. Agere is losing money, but has contained its losses based on good cost control. While Agere has strong design wins that should boost growth, we sold our shares as profitability is at least two quarters away.

     Home Depot added 20 cents to the Fund's value as the stock increased 35.9% to $33.12. After losing market share to competitor Lowes the past few years, especially with women shoppers, CEO Robert Nardelli has begun to improve Home Depot's marketing and store layout. For example, the company's Design Place layout is now easier to shop with appliance, kitchen, bath and lighting areas grouped together with better signage.

     Mentor Graphics, the Portland, Oregon-based company that sells electronic design automation (EDA) software, boosted the NAV by 17 cents as the stock rose 17% to our average selling price of $10.46. Despite the current weak economy, Mentor's business is strong, driven by its Calibre product which helps chipmakers verify that designs can be manufactured properly. We admire Mentor for its leading products and social responsibility, but we sold our shares based on the outlook for a summer demand slowdown.

     The Gap rose 29.5% to $18.76 from $14.49 and increased each fund share by 15 cents. After two years of declining same store sales, new CEO Paul Pressler is leading a turnaround at Gap. May same store sales jumped 10% versus last year, based on better fashion and strong sales at Old Navy and Gap.

     Nokia, the world's largest cell phone maker, added 15 cents to the NAV as the stock increased 20.2% to $16.85, the price where we sold our shares. In mid-June, the company blamed soft handset sales on the SARS outbreak in China. Despite this news, the stock rose as investors focused on the prospect for a second half recovery. We're not as optimistic, so we sold the stock.

     Costco added 11 cents to each fund share as the stock climbed 21.9% to $36.60. The company reported 17% earnings growth versus last year and strong same store sales of 6% during the May quarter. Costco's low-priced, brand-name merchandise continues to generate strong customer traffic.


OUTLOOK AND STRATEGY
     As I indicated earlier, the Fund has 79% of its assets in cash which is a new high for us. The reason we have so much cash is that we can't find any reasonably priced stocks to buy. The market as a whole, as measured by the S&P 500, is trading around 35 times earnings. Historically, the S&P's price/earnings ratio is between 15 and 20. Other ratios such as price/sales and price/book also show very high valuations. There are very few bargains around, so we've decided to stay on the sidelines for a while.

     If the economy were stronger and earnings were rapidly increasing, the high valuations might make more sense, but from where I sit, the economy looks very weak. The unemployment rate has increased to 6.4% and will probably go higher. Manufacturing output is contracting, retail sales are sluggish and technology spending is anemic. I admit that there are some positives such as low interest rates, a reasonably strong housing market and the need to make technology investments that have been deferred. Nevertheless, it doesn't seem as if the economy will be making a strong recovery this year.

     The other factor at work is the strong seasonality of the stock market. Most years, the stock market goes down in the summer and keeps falling until sometime in October when it hits bottom. Upward movement usually starts in November and normally continues into May or June. This is another reason to be cautious until late this fall.

     As contrarians, we also take investor sentiment into account. When most investors are positive, the market usually falls off. When investor sentiment is negative, the market usually goes up. At the present time, investor sentiment is wildly bullish. This is probably an indication of a big decline to come.

     The majority of investors are bullish right now, and they would argue that economists are predicting an economic recovery and a stock market increase usually comes months before an upturn in the economy. I agree with the point that the stock market usually rises 6-9 months before an economic recovery, but I don't see the recovery coming before the middle of next year. If I'm correct, the bull market wouldn't really start before November. In the meantime, there's a strong possibility that the market could have a major decline. For that reason, we're staying mostly in cash until a price drop brings more reasonable valuations.


PERSONNEL MATTERS
     This summer, we have six very accomplished interns helping us research companies. Skip Zwahlen is a graduate of Oregon State University where he was co-captain of the golf team. He also studied in the Advanced Management Program at the Haas School of Business at the University of California at Berkeley. He is currently an MBA candidate at the Marshall School at the University of Southern California. His work experience includes nine years with Hewlett-Packard in increasingly responsible executive positions, most recently as a national accounts manager.

     Megha Mehra will be a junior at the Wharton Business School at the University of Pennsylvania where she is concentrating in finance and marketing. At school, she was active in the Wharton India Economic Forum that gives an annual conference on business in India. Her work experience includes stints at the Student Federal

     Credit Union in Philadelphia and at Gillette India in New Delhi where she was a marketing intern. While a high school student in New Delhi, she did volunteer work for the Save Our Souls Organization that provides housing, food, clothing, education and a sense of family to homeless children. Megha is the sister of Shikha Mehra who interned with us last summer and the cousin of Dev Puri, an American medical doctor who interned with us five years ago when he was a medical student. Dev now holds a fellowship at the Sloan-Kettering Memorial Cancer Institute in New York. We're happy to have had three people from a great family joining us at Parnassus.

     Speaking of family, we're also happy to have Daniel Conrad join us this summer as an intern. Daniel is the son of one of my classmates from Harvard Business School, Bud Conrad, who is now on the faculty of Golden Gate University here in San Francisco. Although an interesting connection, that's not the reason Daniel is with us this summer. He was referred by his friend, Neil Ahlsten, brother of Todd Ahlsten, who is the portfolio manager of the Parnassus Equity Income Fund. Neil is working with us part-time during the summer before he goes to Princeton University in the fall to study international economic development in the graduate school. Neil also interned with us in the spring of 1999 and he has spent two years in Africa with Food for the Hungry where he worked in famine relief and agricultural development.

     But I digress. Getting back to Daniel Conrad, he is in the MBA program at Yale. He graduated from the University of California at Davis where he received both a bachelor's and a master's in economics. His work experience includes being a telecommunications analyst with the Law and Economics Consulting Group and the director of business development at YellowGiant Corporation, an internet advertising company. He has also worked as a camp counselor for disadvantaged youth.

     Keye Chow is a graduate of Stanford University and the Harvard Business School. His work experience includes serving as director of business development for Documentum, a software firm specializing in technology for document handling. He has also worked as director of corporate development at RSA Security, an enterprise security software company. Other experience includes investment banking as an associate with Merrill Lynch and venture capital with the Hong Kong office of Warburg Pincus.

     Ciera Graves will be a senior in business administration at California Polytechnic State University in San Luis Obispo, California. At Cal Poly, her activities include student government and serving as a counselor to other students during welcome week. Ciera's work experience includes a financial analyst internship at Medtronic in Santa Rosa, California and work as a sales assistant at Oakwood Worldwide in Newport Beach, California. She studied abroad for a semester at Oxford University in England and also delivered the commencement address at Irvine High School graduation ceremonies.

     David LaSalle just completed the Masters of Science in finance program at Golden Gate University. He is also a graduate in history from the University of California at Santa Barbara. His previous experience includes work as a credit analyst for Wedbush Morgan Securities and as a trader and institutional sales representative for B. Riley & Co. David has also done some work as an analyst for Indigo Capital Management.

     Each year, we have a reunion of former Parnassus interns. Below you will find a picture taken at the reunion on June 13, 2003.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

     Seated in the front row (from left to right) are Lori Keith, Anh Tran, Jane Duong, Iris Lee, Jerome Dodson, Nathan Epstein, Irene Okello, and Carrie Lo. Second Row: Jeff Tha, Kathy Brozek, Christina Woo, Megha Mehra, Daniel Conrad, David La Salle, Todd Ahlsten, Neil Ahlsten, and Andy Rubinson. Back Row: Fred Jones, Ben Suppe, Stephen Dodson, Bill Fraser, Greg Hermanski and Marie Chen.



     From time to time, we also profile a member of the Parnassus staff. For this report, we're going to talk about Anh Cornell who is in charge of our mailing and fulfillment operation. Some of you may know Anh as "John Cornell" which he uses for business purposes. Anh was born in Saigon, Vietnam in 1971, but in 1980 left the country as a refugee. He fled in a small boat with his mother, his sister, his uncle and three cousins. A Greek ship picked them up in early 1980 and started to take them back to Vietnam. They pleaded not to be sent back, so when another Greek ship headed for Singapore crossed paths with the first Greek ship, they were transferred and taken to a camp in Singapore. They stayed in the refugee camp for six months before being sponsored and sent to the United States in November of 1980.

     My wife, Thao, is the sister of Anh's mother, so Anh is our nephew. We sponsored the family and they came to live with us in our home in San Francisco. Anh attended public schools in San Francisco. His father died before the family left Vietnam, so his mother was widowed. She remarried in the United States, and Anh's stepfather adopted him, so that's why he has the all-American name of Cornell.

     Anh studied economics at San Francisco State University and then came to work at Parnassus Investments in 1988, first on a part-time basis and later full-time. He has done a wonderful job for us. He keeps track of our prospectus and manages the mailing of prospectuses and sales literature to people interested in the Fund. (This is called "fulfillment.")

     He also does a great job of managing mailings. As most of you know, we have to do a lot of mailings at Parnassus Investments: statements, confirmations, IRA documents, tax statements and marketing mailings. Many mutual fund groups farm this out to a mailing house, but we do it all ourselves. The reason we can do this is because Anh is a terrific manager and has a great crew. On many Saturdays, you can see as many as 20 people in our offices stamping and stuffing. Anh has a very positive personality and has excellent relations with his mailing crew. He's also cool in a crisis and a good problem-solver. Although I was reluctant to hire a family member many years ago and only did so after my wife strongly suggested that I hire Anh, I am now very happy that I took her "suggestion." Anh is a very valuable staff member and makes a great contribution to our company.


PROXY VOTING POLICIES AND PROCEDURES
     As many of you may know, mutual funds will soon be required to make public their proxy voting policies and procedures and also disclose their actual votes on proxy issues that come before the annual meetings of companies where they hold shares. We have drafted our proxy voting policies and procedures, and they should be on our website by August 5 and on the Securities and Exchange Commission's website (www.sec.gov) sometime next year. For those shareholders who prefer the old-fashioned way, you can request a copy of our policies by calling our toll-free number.

     Mutual funds are only required to disclose their actual votes once a year in August for the previous fiscal year ending June 30. The first disclosures would be in August of 2004 for the one year period ending June 30 of 2004. Since we are a social investment fund, we have decided to do more than the regulations require and we will be disclosing our actual votes in "real time." In other words, once we're up and running, you will be able to go to our website and see how we voted as soon as a meeting is held. Most annual meetings occur in the spring and cover the previous calendar year so there will be very few proxy votes to disclose until early next year. However, if there are any meetings held later this year, we will disclose our votes on the site. The disclosures will begin sometime late this year.

     The mutual fund industry opposed disclosure of proxy votes, but the social investment funds were in favor of it. Domini and Calvert were instrumental in getting the proposal passed. We think it's a good policy and it will help to enhance shareholder democracy and further the goals of the social investment movement.



                                                     Yours truly,



                                                     Jerome L. Dodson

                                                     President


THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 2003 THROUGH JUNE 30, 2003 (UNAUDITED)
                                           Realized      Number                        Per            Sale      Per
Company                                 Gain (Loss)   of Shares             Cost     Share        Proceeds    Share
------------------------------------------------------------------------------------------------------------------------------------
Agere Systems, Inc.                  $  (5,315,685)  7,500,000   $   19,824,411   $  2.64   $  14,508,726  $  1.93
Agilent Technologies, Inc.                (303,110)    375,000        6,144,101     16.38       5,840,991    15.58
American Express Company                   632,805     250,000        8,282,755     33.13       8,915,560    35.66
American International Group, Inc.      (2,172,961)    155,700       10,965,237     70.43       8,792,276    56.47
Ann Taylor Stores Corporation              452,476     125,000        2,512,385     20.10       2,964,861    23.72
Applied Materials, Inc.                 (2,121,001)  1,050,000       16,215,137     15.44      14,094,136    13.42
Becton Dickinson & Company                 (79,786)    175,000        5,246,033     29.98       5,166,247    29.52
Cadence Design Systems                    (306,866)    325,000        4,166,685     12.82       3,859,819    11.88
Cardinal Health, Inc.                     (592,272)    225,000       13,059,203     58.04      12,466,931    55.41
Charles Schwab Corporation               2,133,110   1,150,000        9,810,898      8.53      11,944,008    10.39
Cisco Systems, Inc.                      1,860,680   1,500,000       22,346,450     14.90      24,207,130    16.14
Cognex Corporation                       3,453,506     500,000        7,612,598     15.23      11,066,104    22.13
Costco Wholesale Corporation               (89,668)    140,000        4,191,264     29.94       4,101,596    29.30
Credence Systems Corporation              (192,522)    100,000          903,637      9.04         711,115     7.11
Cytyc Corporation                         (157,875)    325,000        3,392,513     10.44       3,234,638     9.95
Electro Scientific Industries, Inc.        (46,998)    150,000        1,909,205     12.73       1,862,207    12.41
Ethan Allen Interiors, Inc.                 20,177       5,000          149,218     29.84         169,395    33.88
J.D. Edwards & Company                     (31,467)    100,000        1,146,545     11.47       1,115,078    11.15
FEI Company                                422,115     250,000        3,619,419     14.48       4,041,534    16.17
Federal Home Loan Mortgage Coporation      (46,827)     75,000        3,826,650     51.02       3,779,823    50.40
Genentech, Inc.                         10,240,080     425,000       14,985,282     35.26      25,225,362    59.35
Genuine Parts Company                       33,693      10,000          300,181     30.02         333,874    33.39
Home Depot                                 764,497      75,000        1,602,252     21.36       2,366,749    31.56
IMS Health, Inc.                          (598,059)    400,000        6,784,991     16.96       6,186,932    15.47
Intel Corporation                          682,532   1,150,000       21,347,204     18.56      22,029,736    19.16
Invitrogen Corporation                   1,535,927     175,000        4,925,171     28.14       6,461,098    36.92
JDS Uniphase Corporation                   307,803   1,000,000        2,544,210      2.54       2,852,013     2.85
KLA Instruments Corporation                195,821      25,000          666,825     26.67         862,646    34.51
LSI Logic Corporation                   (3,160,504)  1,200,000        9,204,944      7.67       6,044,440     5.04
Lam Research Corporation                    15,338       5,000           45,750      9.15          61,088    12.22
Longs Drug Stores Corporation               66,647      25,000          494,622     19.78         561,269    22.45
McKesson Corporation                    (2,598,856)    350,000       11,116,580     31.76       8,517,724    24.34
MedImmune, Inc.                            997,571     175,000        4,106,780     23.47       5,104,351    29.17
Mentor Graphics Corporation                517,132   1,200,000       11,559,731      9.63      12,076,863    10.06
Micron Technology, Inc.                   (198,281)    200,000        1,969,198      9.85       1,770,917     8.85
Nokia Corporation - ADR                    380,896     550,000        8,888,439     16.16       9,269,335    16.85
Novellus Systems                         1,294,114     560,000       15,037,574     26.85      16,331,688    29.16
NVIDIA Corporation                         515,614     550,000        6,787,431     12.34       7,303,045    13.28
ONYX Software Corporation               (1,560,289)    800,000        2,424,262      3.03         863,973     1.08
Plantronics, Inc.                          394,936      75,000          999,375     13.33       1,394,311    18.59
SEI Corporation                           (117,711)    370,000       10,244,004     27.69      10,126,293    27.37
Siebel Systems, Inc.                        15,922     100,000          908,050      9.08         923,972     9.24
Solectron Corporation                     (211,006)     50,000          413,000      8.26         201,994     4.04
SonicWALL, Inc.                        (12,805,086)  2,500,000       21,888,359      8.76       9,083,273     3.63
Synopsys, Inc.                             132,323      20,000          805,719     40.29         938,042    46.90
TECO Energy, Inc.                         (813,719)    250,000        3,381,169     13.52       2,567,450    10.27
Target Corporation                         223,110      50,000        1,493,335     29.87       1,716,445    34.33
Vitesse Semiconductor Corporation       (3,726,397)  4,000,000       15,887,873      3.97      12,161,476     3.04
Xilinx, Inc.                                39,206      50,000        1,098,950     21.98       1,138,156    22.76
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   Total                            $  (9,918,915)                $ 327,235,605             $ 317,316,690



THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2003 (UNAUDITED)


                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  FINANCIAL SERVICES
     275,000      Synovus Financial Corp.2                                          1.7%          $   5,912,500
                  INDUSTRIAL
     100,000      Baldor ElectricCompany                                            0.6%          $   2,060,000
                  INSURANCE BROKER
      75,000      Arthur J. Gallagher & Co. 2                                       0.6%          $   2,040,000
                  PHARMACEUTICAL
     200,000      Johnson & Johnson                                                                  10,340,000
     150,000      MedImmune, Inc.1                                                                    5,455,500
     370,000      Pfizer Inc.                                                                        12,635,500
                                                                                    8.1%          $  28,431,000
                  RETAIL
     200,000      Costco Wholesale Corporation1                                                       7,320,000
     400,000      Gap, Inc.2                                                                          7,504,000
     200,000      The Home Depot, Inc.                                                                6,624,000
     200,000      Longs Drug Stores Corp.                                                             3,320,000
     300,000      Target Corporation                                                                 11,352,000
                                                                                   10.3%           $ 36,120,000
                  Total investment in common stocks
                  (cost $60,608,988)                                               21.3%           $ 74,563,500


    Principal
       Amount     Short-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. Government Agency Discount Notes
$ 22,000,000      Federal National Mortgage Association
                  Zero Coupon,1.140% equivalent,
                  matures 07/07/03                                                                $  21,995,820
  60,000,000      Federal Home Loan Bank
                  Zero Coupon,1.160% equivalent,
                  matures 07/11/032                                                                  59,884,000
  29,000,000      Federal Home Loan Bank
                  Zero Coupon,0.900% equivalent,
                  matures 07/21/03                                                                   28,985,500
  26,000,000      Federal Home Loan Bank
                  Zero Coupon,1.100% equivalent,
                  matures 07/24/03                                                                   25,981,728
  26,000,000      Federal National Mortgage Association
                  Zero Coupon, 1.130% equivalent,
                  matures 08/06/03                                                                   25,970,620
  20,000,000      Federal National Mortgage Association
                  Zero Coupon,1.140% equivalent,
                  matures 08/13/03                                                                   19,972,767
  22,000,000      Federal National Mortgage Association
                  Zero Coupon,1.160% equivalent,
                  matures 08/27/03                                                                   21,959,593
  20,000,000      Federal Home Loan Bank
                  Zero Coupon,1.020% equivalent,
                  matures 09/03/03                                                                   19,963,733

                  Total (cost $224,713,761)                                        64.2%           $224,713,761

    Principal                                                                 Percent of
       Amount     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Repurchase Agreements
$     922,082     Bank of America Securities LLC
                  Triparty RepurchaseAgreement
                  (Repurchase agreement with The Bank of New York
                  dated 06/30/03,  effective yield is 1.440%
                  matures 07/01/03, (3)
                  collateralized by Bank of
                  America MortgageSecurities CMO, par value
                  $922,082, 04/25/33,  total market value $922,082)
                  (cost $922,082)                                                   0.3%         $       922,082

                  Certificates of Deposit 4
     100,000      Albina Community Capital Bank
                  1.550%, matures 01/24/04                                                               97,734
     100,000      Community Capital Bank
                  1.580%, matures 02/05/04                                                               97,591
     103,304      Community Bank of the Bay
                  1.887%, matures 09/04/03                                                              102,557
     100,000      Wainwright Bank & Trust Co.
                  2.030%, matures 10/23/03                                                               98,741
     100,000      Vermont Development Credit Union
                  1.950%, matures 04/25/04                                                               96,716
      36,275      Self Help Credit Union
                  1.329%, matures 01/15/04                                                               35,486
     100,000      South Shore Bank Cleveland
                  1.610%, matures 11/02/03                                                               98,632
     100,000      Louisville Community Development Bank
                  1.150%, matures 05/10/04                                                               96,573
                  Total (cost $739,579)                                             0.2%         $      724,030

                  Registered Investment Companies -
                  Money Market Funds
$  13,790,267     Goldman Sachs FS Government Fund
                  variable rate 0.990%                                                             $  13,790,267
   13,803,325     Janus Government Fund
                  variable rate 1.090%                                                                13,803,325
       50,852     Scudder Government Fund
                  variable rate 0.910%                                                                    50,852
                  Total (cost $27,644,444)                                          7.9%           $  27,644,444

                  Commercial Paper
   5,000,000      Four Winds Funding
                  variable rate 1.550%, matures 07/01/033
                  (cost $4,999,785)                                                 1.4%         $    4,999,785

                  Floating Rate Securities
   2,500,000      American Honda Finance
                  variable rate 1.270%,  matures 07/09/033                                             2,499,250
   3,000,000      Bear Stearns Co. FO MTN
                  variable rate 1.505%,  matures 02/03/043                                            3,000,000
   2,500,000      Washington Mutual Bank, FA FCD
                  variable rate 1.180%,  matures 11/26/033                                            2,500,000
   3,000,000      Washington Mutual Bank, FA FCD
                  variable rate 1.170%,  matures 01/16/043                                            3,000,000
                  Total (cost $10,999,250)                                          3.1%           $  10,999,250






    Principal                                                                 Percent of
       Amount     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Community Development Loans 4
$     100,000     Vermont Community Loan Fund                                                   $         97,370
      100,000     Boston Community Loan Fund                                                              98,455
                  Total (cost $200,000)                                             0.1%        $        195,825

                  Total short-term securities
                  (cost $270,219,081)                                              77.2%           $ 270,199,177
                  Total securities                                                 98.5%            $344,762,677
                  Payable upon return of securities loaned                         -4.8%            (16,921,117)
                  Other assets and liabilities-net                                  6.3%              22,119,799
------------------------------------------------------------------------------------------------------------------------------------
                  Total net assets                                                100.0%            $349,961,359

1  These securities are non-income producing.

2 This security or partial position of this security is on loan at June 30, 2003 (See Note 1). The total value of securities on loan at June 30, 2003 was $16,556,494.

3 This security was purchased with cash collateral held from securities lending.

4 Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.


THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2003 (UNAUDITED)

Assets
Cash                                                            $     21,801,166
Investments in securities, at market value
   (identified cost $60,608,988) (Note 1)                             74,563,500
Temporary investments in short-term
   securities (identified cost $270,219,081)                         270,199,177
Receivables:
  Dividends and interest                                                 222,370
  Capital shares sold                                                    140,107
  Securities sold                                                        439,345
  Other assets                                                            23,073
       Total assets                                              $   367,388,738
Liabilities
Payable upon return of securities loaned                              16,921,117
Capital shares redeemed                                                  331,967
Other liabilities                                                        174,295
       Total liabilities                                         $    17,427,379
Net assets
(equivalent to $29.65 per share based
   on 11,802,461 shares of capital stock outstanding)            $   349,961,359

Net assets consisting of
Undistributed net investment income                              $       823,864
Unrealized appreciation on securities                                 13,954,512
Undistributed net realized loss                                     (68,317,575)
Capital paid-in                                                      403,500,558
       Total net assets                                          $   349,961,359

Computation of net asset value and offering price per share
Net asset value and redemption price
   per share ($349,961,359 divided by 11,802,461 shares)          $        29.65
Offering price per share (100/96.5 of $29.65)                     $        30.73

+ On investments of $15,000 or more, the sales charge is reduced as stated in the prospectus in the section entitled "How to Purchase Shares".

THE PARNASSUS FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

Investment income
Dividends                                                       $       769,133
Interest                                                                665,162
Other income                                                                  0
   Total investment income                                      $     1,434,296

Expenses
Investment advisory fees (Note 5)                                     1,054,146
Transfer agent fees (Note 5)                                            249,735
Fund administration (Note 5)                                             40,000
Service provider fees (Note 5)                                           97,899
Reports to shareholders (Note 5)                                         64,405
Registration fees and expenses                                           17,268
Custody fees                                                             37,323
Professional fees                                                        24,057
Trustee fees and expenses                                                16,757
Other expenses (Note 5)                                                  55,011
   Total expenses                                                $    1,656,600
   Fees paid indirectly (Note 5)                                       ( 24,205)
   Net expenses                                                       1,632,395
       Net investment loss                                       $     (198,099)

Realized and unrealized gain on investments
Realized gain from security transactions:
   Proceeds from sales                                              679,678,139
   Cost of securities sold                                         (689,352,277)
       Net realized loss                                        $    (9,674,138)

Change in unrealized appreciation of securities:
   Beginning of period                                              (40,254,364)
   End of period                                                     13,954,512
       Net change in unrealized appreciation
        of securities                                           $    54,208,876

Net realized and unrealized gain on securities                  $    44,534,738
Net increase in net assets resulting from operations            $    44,336,639

THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2002

                                          SIX MONTHS ENDED         YEAR ENDED
                                            JUNE 30, 2003      DECEMBER 31, 2002
From operations
Net investment income (loss)             $     (198,099)        $     1,567,647
Net realized loss from
  security transactions                      (9,674,138)            (59,240,871)
Net change in unrealized
  appreciation                               54,208,876             (63,045,945)

Increase (decrease) in net assets
  resulting from operations              $   44,336,639         $  (120,719,169)

Dividends to shareholders
From net investment income                            0                       0
From realized capital gains                           0              (9,666,015)

Increase in net assets from
capital share transactions                    2,417,686              28,056,290

Increase (decrease) in net assets        $   46,754,325          $ (102,328,894)

Net assets
Beginning of period                         303,207,033             405,535,927
End of period
   (including undistributed net
    investment income of $823,864 in
    2003 and $1,021,964 in 2002)         $  349,961,359          $  303,207,033

THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Significant Accounting Policies
     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at amortized cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as deter-mined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses and Distributions: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date.


     Securities Lending: The Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Income from securities lending is included in interest income on the Statement of Operations.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Tax Matters and Distributions
     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

THE PARNASSUS FUND


3.   Capital Stock
     As of June 30, 2003 there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $403,500,558.
     Transactions in capital stock (shares) were as follows:
                                                                     Six Months Ended              Year Ended
                                                                        June 30, 2003        December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares     Amount
------------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                              1,166,909    $ 23,162,268     2,083,533  $ 67,142,688
     Shares issued through dividend reinvestment                     --              --       344,300     9,025,045
     Shares repurchased                                      (1,118,946)    (20,744,582)   (1,636,340)  (48,111,443)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase                                                47,963    $  2,417,686       791,493  $ 28,056,290
------------------------------------------------------------------------------------------------------------------------------------

4.   Purchases and Sales of Securities

     Purchases of securities were $48,394,237 and the proceeds from securities sold was $319,937,940, for the six months ending June 30, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2003, are $330,828,069 and $13,954,512,
     respectively. Of the $13,954,512 of net unrealized appreciation at June 30, 2003, $13,954,512 is related to appreciation of securities and $0 is related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties

     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees payable monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the remaining balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $1,054,146 for the six months ending June 30, 2003.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $289,735 for the six months ending June 30, 2003. The transfer agent fee was $2.50 per month per account (for an aggregate amount of $249,735 for the six months ending June 30, 2003), and the fund administration fee was $6,667 per month (for an aggregate amount of $40,000 for the six months ending June 30, 2003).

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $97,899 for the six months ending June 30, 2003 (this was 0.06% per annum of the Fund's average daily net assets).

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the six months ending June 30, 2003 totaling $127,081, of which $32,203 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.
     Included in the statement of operations under the caption "Custody fees" are expenses totaling $14,922 for the six months ending June 30, 2003.

     Included in the statement of operations under the caption "Reports to shareholders" are expenses totaling $4,808 for the six months ending June 30, 2003. Included in the statement of operations under the caption "Professional fees" are expenses totaling $2,572 for the six months ending June 30, 2003. Included in the statement of operations under the caption "Other expenses" are expenses totaling $1,903 for the six months ending June 30, 2003. These amounts, in aggregate, are $24,205 and were paid by a third-party broker-dealer on behalf of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and majority shareholder of Parnassus Investments.


6.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2003, and for each of the five years ended December 31 are as follows:
                                               June 30, 2003
                                                 (unaudited)        2002       2001       2000       1999      1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $ 25.79     $ 36.99    $ 39.22    $ 50.67    $ 36.24    $35.74
Income (loss) from investment operations:
Net investment income (loss)                          (0.02)        0.14      0.68       0.07      (0.21)    (0.06)
Net realized and unrealized gain (loss) on securities   3.88     (10.51)      2.39       0.68      17.29       0.56
  Total income (loss) from investment operations        3.86     (10.37)      3.07       0.75      17.08       0.50
Distributions:
Dividends from net investment income                      --          --     (0.56)     (0.08)         --        --
Distributions from net realized gain on securities        --      (0.83)     (4.74)    (12.12)     (2.65)        --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                    --       (0.83)    (5.30)     (12.20)     (2.65)       --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                     $ 29.65    $  25.79    $ 36.99   $ 39.22    $ 50.67     $36.24
Total overall return*                                 14.97%    (28.05%)      7.84%      1.98%     47.74%     1.40%
Ratios/supplemental data:
Ratio of expenses to average net assets                1.03%       1.00%      1.00%      0.92%      1.07%     1.10%
Decrease reflected in the above expense ratios due
   to fees paid indirectly                             0.01%       0.06%         --         --         --        --
Ratio of net investment income (loss) to average
   net assets                                        (0.12%)       0.45%      1.73%      0.12%    (0.50%)   (0.09%)
Portfolio turnover rate                               23.80%     142.04%    127.43%    120.58%     65.70%    99.20%
Net assets, end of period (000's)                  $ 349,961   $ 303,207  $ 405,536 $ 360,809   $363,817   $302,762

* Total overall return figures do not adjust for the sales charge.


                               Investment Adviser
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                                  Legal Counsel
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              Independent Auditors
                              Deloitte & Touche llp
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105


                               The Parnassus Fund
                            One Market-Steuart Tower
                                    Suite1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com


                         This report must be preceded or
                      accompanied by a current prospectus.